Fourth Quarter 2009
Financial Review
January 27, 2010

One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Forward-Looking Statements
and Non-GAAP Financial Information

We caution you that this presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties.  The use of words such as "anticipates", "estimates", "expects",
“illustrates”, "intends", "plans", and "believes", among others, generally identify forward-looking statements.  However, these words are not the exclusive means of identifying such statements.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.

Actual results could differ materially from those contained or implied by such statements for a variety of factors including: ability to maintain required capital levels and adequate sources of funding and liquidity; loan deterioration could be worse than expected due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; and the nature, extent, and timing of governmental actions and reforms, including existing and potential future restrictions and limitations imposed in connection with the Troubled Asset Relief Program’s voluntary Capital Purchase Plan or otherwise under the Emergency Economic
Stabilization Act of 2008.

Additional factors that could cause results to differ materially from those described above can be found in TSFG’s 2008 Annual Report on Form 10-K and 9/30/09 Quarterly Report on Form 10-Q, including in the discussion under "Risk Factors", and documents subsequently filed by TSFG with the
Securities and Exchange Commission.

Reference is made to TSFG’s reports filed with the Securities and Exchange Commission for a discussion of factors that may cause such differences to occur. TSFG undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after today’s presentation.

This presentation contains certain non-GAAP measures, such as results excluding the impact of certain nonoperating items. TSFG management uses these non-GAAP, or operating measures, in its analysis of TSFG’s performance. TSFG believes presentations of financial measures excluding the impact of certain items provide useful supplemental information and better reflect its core operating activities. Management uses operating measures, in particular, to analyze on a consistent basis and over a longer period of time, the performance of which it considers to be its core operations.
Operating measures adjust GAAP information to exclude the effects of nonoperating items, such as gains or losses on certain asset sales, early extinguishment of debt, employment contract buyouts, impairment charges, and other nonoperating expenses.

The limitations associated with utilizing operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and different companies might calculate these measures differently. Management compensates for these limitations by providing detailed reconciliations between GAAP and operating measures. These disclosures should not be considered an alternative to GAAP results. A reconciliation of GAAP results and non-GAAP measures is provided in the Quarterly Financial Data Supplement on our web site,
www.thesouthgroup.com, in the Investor Relations section under Quarterly Results.

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

4Q09 Financial Overview

Net loss available to common shareholders of $(193.9) million, or $(0.90) per diluted share

Continued aggressive actions in addressing credit issues

Nonperforming loan balances declined to $399 million (down 8% LQ) with NPAs down 4% LQ

Second consecutive quarterly decline in NPLs and NPAs

Accelerated sales and resolutions of problem loans with unpaid principal balance of $144 million

NCOs of $143 million (down $26 million LQ); includes $25 million related to accelerated 4Q09 sales and resolutions of problem loans

Loan loss reserve increased to 4.45% of total loans (up from 3.89% at 9/30); provision exceeded NCOs by $28 million

Continued reductions of non-core loans (down $277 million LQ or $1.3 billion for 2009)1

Period-end core deposit growth of 0.9% LQ (growth in each of the last 5 quarters) and 10.5% for 20092

Net interest margin 2.97%, up 4 bps LQ, primarily from funding cost reductions

Decrease in operating noninterest income of $4.7 million LQ from lower gain on certain derivative activities, adjustment to BOLI income, 3rd quarter sales of ancillary businesses, and lower customer fee income3

Continued reductions in controllable operating noninterest expenses, excluding credit-related expenses and FDIC, down $1.7 million, or 2.3% LQ3

Credit-related expenses and FDIC insurance up $12.6 million LQ driven by higher losses and write-downs on OREO3

Capital ratios exceed “well-capitalized” regulatory requirements at December 31, 2009; tangible common equity ratio declined to 3.67%

Announced suspension of dividend payments on all remaining outstanding equity and capital instruments, which will preserve $4.5 million in capital and $6.1 million in cash on a quarterly basis

Increase in weighted average shares outstanding to 215.4 million due to third quarter 2009 conversions of preferred stock into common

LQ = Linked-Quarter; OREO = Other Real Estate Owned

1 Total loans held for investment down $488 million or $1.8 billion for 2009

2Core deposits include noninterest-bearing, interest checking, money market, and savings

3See slides 21 and 22 for non-operating items

$250
$200
$150
$100
$50
$-
$195
$209
$209
$193
$167
4Q08
1Q09
2Q09
3Q09
4Q09

$80
$60
$40
$20
$-
$44
$67
$70
$49
$38
4Q08
1Q09
2Q09
3Q09
4Q09

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Asset Quality Overview

Nonaccrual loans down 8% LQ to $399.0
million

Second consecutive quarterly decline

Decline in inflows for last 2 quarters

Mortgage NALs down for the fourth
consecutive quarter

4Q09 NCOs of $142.9 million, or 6.52% of
average loans annualized

Includes $25 million related to sales
and resolutions of problem loans

Specific reserves, which represent likely
losses on existing NALs, declined to $38
million

30-day past dues up $33.5 million

Driven by Completed Income Property

4Q09 provision of $170.8 million; loan loss
reserve increased to 4.45% at 12/31/09

Exceeded NCOs by $28 million

Nonaccrual Loan Inflows

$ in millions

Specific Allowance for Impaired Loans

$ in millions

↓
	↓
	↑
	↑
	↓
	↓
	↑

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Loan and Credit Quality Composition

30-Day Past Due

1.99%

1.86%

1.91%

2.42%

1.16%

9.49%

1.07%

3.60%

4.37%

2.69%

2.91%

0.77%

1.01%

%

  --

  --

Change
from
3Q09

$120.6

4.99%

$465

$9,306

     6/30/09

$541.2

4.1

58.0

18.3

13.0

190.5

38.1

68.2

17.8

  $133.2

2009 Net
Charge-
Offs

$168.6

4.87%

$432

$8,874

     9/30/09

$109.1

$142.9

1.3

10.9

5.2

2.6

48.1

12.0

23.7

4.6

$34.5

QTD Net
Charge-
Offs

4.24%

$423

$9,987

     3/31/09

4.76%

$399

100%

$8,386

Total Loans HFI

7.01%

30

   5%

     431

Mortgage1

0.47%

1

   3%

     230

Indirect – Sales finance

0.77%

6

   9%

788

Home equity

0.09%

14.53%

10.13%

3.13%

3.44%

3.73%

NAL %
of  O/S
Balance

68

26%

2,170

Completed income
property

48

6%

475

Commercial
development

84

856

   1,272

$ 2,080

O/S
Balance

    1%

10%

  15%

  25%

% of
O/S
Balance

    --

Other1

44

Owner-occupied CRE

  $78

C&I

124

Residential construction

Nonaccrual
Loans HFI

As of December 31, 2009, $ in millions

HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans. Commercial Development includes Commercial A&D and Commercial Construction.  Residential Construction includes Residential A&D, Residential Construction, Residential Condo, and Undeveloped Land.

1 Mortgage includes Consumer Lot Loans of $144 million.  Other includes Direct Retail and Unsecured Lines.

2See note 2 from slide 9 for Mortgage Banking Portfolio.

2

$19
$66
$168
$144
1Q09
2Q09
3Q09
4Q09

5
104
12
109
60
109
25
118
1Q09
2Q09
3Q09
4Q09

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Targeted Loan Sales

Net Charge-Offs

Problem Loan Sales1

Unpaid Principal Balance

1 Includes note sales and short sales (includes
performing and nonperforming problem loans)

$ in millions

$169

$121

$109

NCOs related to problem loan sales and
resolutions

Summary of Problem Loan Sales

$ in millions

61%

$   25.3

(87.5)

   112.8

  (30.8)

$ 143.6

4Q09

Loan
Sales

  (20.1)

Less :

Cumulative Pre-Sale NCOs

$   60.2

Additional NCOs Upon Sale

(87.4)

Less:

Sales Proceeds

   147.6

Book Balance1

52%

Sales Proceeds as % UPB

$ 167.7

Unpaid Principal Balance (UPB)

3Q09

Loan
Sales

1 Does not reflect Specific Reserves for Impaired Loans

Centralized loan sale process continues

Improvement in buyer interest and market
liquidity

Plan to continue to take advantage of market
to move problem loans aggressively

$143

61%

52%

38%

60%

Sales Proceeds
as % UPB

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Completed Income Property Portfolio

SC, $905

  42%

FL, $796

37%

NC, $380

  17%

As of December 31, 2009, $ in millions

Well-diversified by property type

Granular exposures, with average loan size of
$0.5 million; weighted average time to
maturity of 35.8 months

$14.1 million decline in nonaccrual loans,
although increase for Residential 1-4 Family
and Retail

Other, $89

  4%

3.1%

$67.8

     Total – 12/31/09

2.9%

7.9

Multi-Family

1.5%

3.3

Industrial

12/31/09

3.9%

3.2%

1.3%

0.7%

2.0%

2.4%

3.9%

8.8%

NAL %

of O/S
Balance

15.5

Retail

--

12.5

Other

0.6

Medical

1.8

Hotel

--

Change
from
9/30/09

$81.9

     Total – 9/30/09

2.6

Office

6.1

Mixed Use

$17.5

Residential 1-4 fam.

NAL $

Residential

  $200, 9%

Retail

$399, 18%

Mixed Use

$257, 12%

By Property Type

Total $2,170 million, or 26% of loans

By Geography

Multi-Family

  $275, 13%

Hotel

  $259, 12%

Industrial

  $212, 10%

Office

  $128, 6%

Other

  $395, 18%

Medical

  $45, 2%

Nonaccrual Loans By Property Type

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Shared National Credits

Plan to reduce non-core SNCs

Exiting deals when restructured

Amendments to reduce
commitments and improve credit
dynamics

Secondary market pricing continuing
to improve and availability of
exit/restructure credit also improved

4Q09 SNC sales totaled $49.3 million
of unpaid principal balance at a 90%
sales price vs. 3Q09 sales of $88.2
million and 70%, respectively

Includes both problem loans and
loans with “pass” ratings

Committed:

Outstanding:

SNCs, Period-End

$1,062

786

$276

$515

383

$132

3Q09

$(97)

$965

   Total

(84)

702

Non-core

    $(13)

$263

Core

$(19)

$496

   Total

(15)

368

Non-core

    $ (4)

$128

Core

$
Change

4Q09

SNCs Outstanding, $496 million

By Category

As of December 31, 2009, $ in millions

C&I, $362

  73%

CRE, $134

  27%

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Mortgage Banking Portfolio

Continued improvement in
mortgage portfolio

NALs decrease of $12
million linked-quarter
across all mortgage
categories; fourth
consecutive quarter of
declines in total

Reduced balances in Lot
Loans and Construction
Perm by $267 million
(63%) since Y/E 2007

NALs down $29 million YTD

Mortgage restructured loans of
$16.5 million (excluded from
NALs) from working with
borrowers to do loan
modifications

$ in millions

1   SIVA = Stated Income Verified Assets

2   Fluctuations from # of days in last month of
quarter (i.e., 31 days vs. 30 days)

$    1.0

$    9.9

44.48%

0.00%

3.69%

$  22.2

$    5.6

$  16.4

10.18%

0.24%

3.43%

$161.2

$   2.9

$ 15.9

5.69%

2.31%

1.54%

$280.1

3Q09

$    1.7

$  10.0

26.17%

0.00%

4.07%

$  38.2

$    6.5

$  20.8

11.68%

0.27%

4.86%

$178.2

$   3.1

$ 18.0

6.26%

2.73%

1.68%

$288.4

2Q09

$    3.5

$  10.2

21.90%

0.00%

2.60%

$  47.4

$  17.1

$  21.8

11.00%

0.16%

5.95%

$198.0

$   5.6

$ 20.9

7.25%

0.51%

8.67%

$289.3

1Q09

$    7.0

NAL $

$    9.1

NAL $

$ 14.2

NAL $

Construction Perm:

$  13.7

Balance

2.15%

30-89 DPD

0.00%

90+ DPD

50.54%

NAL %

$    3.3

NCO $

Lot Loans:

$144.3

Balance

3.08%

30-89 DPD

1.19%

90+ DPD

6.28%

NAL %

$    5.1

NCO $

SIVA1Alt-A:

$   2.4

NCO $

5.20%

NAL %

2.94%

90+ DPD

9.67%

30-89 DPD2

$272.9

Balance

4Q09

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Other Real Estate Owned

OREO, $122.1 million1

By Geography

As of December 31, 2009

Continued pace of OREO sales

Carrying value of approximately 55% of
original loan amount, reflecting not more than
70% of most recent appraised value

Obtain updated appraisals annually

$112

(1)

  (25)

  44

$94

3Q09

  $94

  (10)

  (12)

      44

    $74

2Q09

$74

  --

   (3)

     32

   $45

1Q09

  (24)

-  OREO sales

  45

+ Additions

(11)

-  Write downs

$122

Ending balance

$112

4Q09

Beg. balance

# of Months in OREO

FL, 43%

NC, 32%

SC, 24%

Other, 1%

0-3 mos,

30%

Note:  Numbers may not add due to rounding                                                      1   Based on $ balances in OREO; geography reflects property zip code

3-6 mos,

22%

6-9 mos,

20%

9-12 mos,

13%

>12 mos,

15%

OREO Flows

$ in million

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

4Q09 Operating Results

174.4

$     17.3

$   123.3

$(206.4)

224.2

17.8

4.3

22.1

84.4

26.5

$     80.0

3Q09

$10.6 million increase in losses and write-downs on
OREO due to continued sales and reappraisals

15.6

OREO/LHFS losses

Exceeded NCOs by $28 million; allowance at 4.45%

170.8

Provision for credit losses

In 3Q09, $11.9 million for the value of common shares
issued as inducement for early conversion

$      5.2

Preferred stock dividends and
other

4Q09 expense for remaining DTA valuation allowance as
well as changes in taxes applicable to OCI

  $    23.8

Income tax expense

215.4

$(168.0)

2.7

18.3

84.1

21.9

$     80.5

4Q09

Pre-tax, pre-provision operating
income1

Pre-tax, pre-credit operating
income1

3Q09 issuance of shares associated with capital actions

Weighted avg. shares

Pre-tax operating loss1

Declines in many categories and expenses related to
ancillary businesses sold in 3Q09

Operating noninterest expenses,
excluding OREO/LHFS losses1

Lower gain on certain derivative activities, adjustment
to BOLI income, lower revenues from ancillary
businesses sold in 3Q09, and lower customer fee income

Operating noninterest income1

4Q09 NIM of 2.97%, up 4 bps; $122 million decline in
avg. earning assets (down 1.1% LQ)

Net interest income

Comments

Note: Numbers may not add due to rounding.

1   Excludes non-operating items.  Net loss available to common shareholders totaled $(193.9) million for 4Q09 and $(340.8) million for 3Q09.  Net loss per diluted share totaled $(0.90) for 4Q09 and $(1.95) for 3Q09.  See slides 21 and 22 for non-operating items.  Reconciliations of GAAP to non-GAAP measures are provided on page 15, 4Q09 Quarterly Financial Data Supplement available in the Investor Relations section of TSFG’s web site, www.thesouthgroup.com.

In millions, except per share data

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

4Q09 – Unusual Items

X

$     (1.6)

Lower gain on certain derivative activities

3Q09 included amounts related to ineffectiveness of certain prime-
based loan hedges that became effective or matured in 4Q09

X

$     (1.0)

Revenue decline for ancillary businesses sold 3Q09

$0.6 million from merchant processing and $0.4 million from
financial planning company (included in wealth management)

Partially offset by lower noninterest expenses, primarily salaries

X

      $      6.7

Gain on securities (net)

Included sale of $325 million of higher-yielding MBS and municipal securities for a net gain of $6.2 million, which were reinvested into lower-yielding MBS with less interest rate risk

X

$     (1.0)

Bank-owned life insurance

Adjustment to cash surrender value due to various provisions of
“stable value” contracts

Included in:

$   (23.8)

   $     (3.5)

$

Amount

Income tax expense

Continued DTA valuation allowances for current period losses as well as changes in the taxes applicable to OCI

Non-Operating Items:

Operating Items:

Noninterest
Income

  X

Noninterest
Expenses

Impairment of long-lived assets (corporate campus)

$ in millions

MBS = Mortgage-Backed Securities; OCI = Other Comprehensive Income; DTA = Deferred Tax Assets

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Capital Position

8.34%

11.70%

10.14%

9.75%

5.25%

9.22%

12.49%

11.19%

5.59%

9/30/09

8.38%

TCE plus reserves to risk-
weighted assets

3.67%

Tangible common equity (TCE) to
tangible assets

4.04%

Tier 1 common to risk-weighted
assets

7.13%

10.55%

8.96%

7.91%

11.24%

9.93%

12/31/091

5%

10%

6%

5%

10%

6%

Well
Capitalized
Minimum

Total risk-based

Leverage

CAROLINA FIRST BANK2

Tier 1 risk-based

Total risk-based

Leverage

Tier 1 risk-based

THE SOUTH FINANCIAL GROUP

1 Estimated for calculation of regulatory ratios

2 Excludes up to approximately $50 million cash available at TSFG to push down as capital contribution to
Carolina First Bank (as needed)

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Smaller, More Focused Balance Sheet

35.3%

41.6%

42.7%

Core deposits as % of total
funding

62.6%

3,233

3,131

$4,540

17.6%

$12,301

1,268

2,159

1,624

$7,250

3Q09

(758)

3,845

3,087

Customer CDs/Sweeps

Funding:1

15.4%

18.7%

% Securities to Assets

(681)

3,750

3,069

Wholesale borrowings

55.2%

65.1%

Core deposits as % of total
core loans HFI

$4,580

$11,895

1,286

2,223

1,347

$7,039

4Q09

$435

$4,145

Core deposits

Assets:

$(1,707)

$13,602

     Total assets

1,316

2,094

2,685

$7,507

4Q08

(1,338)

Total non-core loans HFI

129

Securities

(30)

Other

$(468)

Change
vs. YE ‘08

Total core loans HFI

$ in millions

Period-End Assets

1 Core deposits includes total deposits less certificates of deposit.  Wholesale borrowings include borrowings plus brokered deposits less customer sweep accounts.  Total funding equals total deposits plus borrowings.

4.0%
3.0%
2.0%
1.0%
0.0%
2.97%
2.83%
2.96%
2.93%
2.97%
4Q08
1Q09
2Q09
3Q09
4Q09

50
40
30
20
10
-
32
34
34
37
34
4Q08
1Q09
2Q09
3Q09
4Q09

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

4Q09 NIM of 2.97%, up 4 bps, due to
continued reductions in funding costs
offset by lower investment security yields

Improvement in customer funding costs of
20 bps from core deposit growth, better
deposit mix, disciplined pricing, and
downward pricing of CDs upon renewal

Repositioned municipals and more volatile
MBS subject to less predictable
prepayments into more stable MBS
(lowered overall portfolio yield 53 bps in
4Q09)

Proactive liquidity measures (carrying
excess cash and increase in investment
securities) negatively impacted NIM by 12
bps

No overnight or TAF borrowings at
12/31/09

Approximately $200 million of excess
cash at Federal Reserve at 12/31/09

Free securities of $1.2 billion

Less reliance on discount window
and/or FHLB going forward

Net Interest Margin

Net Interest Margin (FTE)

1 Reflects the impact of the carry of nonaccrual loan
balances and interest reversals

bp

Credit-related Impact on NIM1

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Operating Noninterest Income

  (0.7)

  (0.6)

      0.7

    0.6

    --

Merchant processing income, net

  0.3

  0.2

      1.0

   1.1

   1.3

Mortgage banking income

$ Change

$(4.7)

  0.2

 (1.6)

 (1.1)

  (0.8)

$(0.9)

4Q09 vs.
3Q09

  $21.9

   1.1

--

    1.7

    4.5

$13.3

4Q09

  0.3

(0.3)

1.6

Gain/(loss) on hedging derivative
activities

  (2.3)

     3.9

    2.8

Bank-owned life insurance

  (1.8)

      6.3

    5.3

Wealth management income

  (2.4)

3.5

   0.9

Other

$(6.6)

   $28.5

  $26.5

   Operating noninterest income1

$ 0.1

4Q09 vs.
4Q08

  $13.2

4Q08

$14.1

3Q09

Customer fee income

$ in millions

4Q09 adjustment to BOLI cash surrender value due to various provisions of “stable value” contracts

3Q09 sales of ancillary businesses lowered noninterest income by approximately $1 million ($0.6 million from merchant processing and $0.4 million from financial planning company, included in wealth management), partially offset by lower noninterest expense

Note: Numbers may not add due to rounding.

1   Excludes non-operating items.  Total noninterest income was $28.6 million for 4Q09, $33.5 million for 3Q09, and $30.0 million for 4Q08.  See slide 21 for non-operating items.  Reconciliations of GAAP to non-GAAP measures are provided on page 15 of the Quarterly Financial Data
Supplement for 4Q09 available in the Investor Relations section of TSFG’s web site, www.thesouthgroup.com.

$120
$100
$80
$60
$40
$20
$-
8.0
84.1
11.5
78.1
36.1
76.7
17.4
71.4
30.0
69.7
4Q08
1Q09
2Q09
3Q09
4Q09

3,000
2,500
2,000
1,500
1,000
500
-
2,505
2,430
2,345
2,196
2,214
4Q08
1Q09
2Q09
3Q09
4Q09

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Down 12%

since YE
2008

-6.0

Credit-related costs2   and FDIC insurance

All Other (down $14.4, or 17%, since 4Q08)

Continuing Noninterest Expense Control

1   Excludes non-operating items. Total noninterest expenses were $342.1 million for 4Q08, $90.2 million for 1Q09, $136.2 million for 2Q09, $89.5
million for 3Q09 and $103.2 million for 4Q09.   See slide 22 in the Appendix for reconciliations of GAAP to non-GAAP measures.

2   Credit–related costs include loan and foreclosed asset expense, gain/loss on nonmortgage loans held for sale, and gain/loss on OREO.

$112.8

$88.8

$99.7

$92.1

Operating Noninterest Expenses1

$ in millions

$89.6

-1.4

# of Employees (FTEs)

-5.3

-1.7

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Outlook

Credit losses in total reducing from 2009 levels; timing of provisions and NCOs will depend upon continuing economic developments, particularly in Completed
Income Property and C&I portfolios

Continued focus on problem and potential problem loan sales

Improving margin due to pricing initiatives on both the loan and deposit side
(partially offset by liquidity positioning and lower-yielding investment securities portfolio), but less in net interest margin dollars due to lower earning assets

Continued strategic reduction in non-core loan portfolio in first half of 2010, to be offset by growth in lending to core customers when loan demand returns

Flat noninterest income, as improvements in mortgage and SBA are offset by regulatory driven changes in customer fee income

Continued focus on reducing controllable noninterest expense

Focus on cross sell, customer satisfaction, and other measures that support our strategic positioning

Capital activities will remain a focus as we move through the cycle

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

4Q09 Execution of Strategic Actions

Capital-focused activities continue to be a priority

Suspension of dividend payments on equity and capital instruments

12/31/09 liquidity positioning – lengthened maturities, approx. $200 million excess cash at Federal Reserve, and free securities of $1.2 billion

Capital/
Liquidity

Decline in nonperforming loan balances to $399 million (down 8%)

Accelerated resolution of problem loans through 4Q09 loan sales and resolutions with unpaid principal balance of $144 million; NCOs of $142.9 million, including $25 million for sales and resolutions of problem loans

Increased loan loss reserve to 4.45% at 12/31/09

Reduced controllable operating expenses; excluding impact of credit-related/FDIC, declined $1.7 million, or 2.3%, LQ across most categories

FTEs of 2,214 at 12/31/09, up 18 LQ principally from additions related to new SBA lending division; down 12% since Y/E 2008

Net interest margin of 2.97%, up 4 bps LQ, primarily from funding cost reductions

Improved customer funding costs from enhanced deposit mix, disciplined pricing, and downward pricing of CDs upon renewal

Reduced exposure to non-core loan categories by $277 million ($1.3 billion reduction in
2009 to $1.3 billion at 12/31/09)

Increased core deposits as % total funding to 43% from 35% at Y/E 2008

Period-end core deposit growth, up 0.9% LQ and 10.5% for 2009, with growth in last 5 quarters

Linked-quarter decline from lower gain on certain derivative activities, adjustment to
BOLI income, 3Q09 sale of ancillary businesses, and lower customer fee income

Hired professionals for new SBA lending unit

Credit

Balance Sheet
Management

Net Interest
Margin

Noninterest
Expenses

Noninterest
Income

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

4Q09 Non-Operating Items

(9.6)

--

--

Employment contracts and severance

--

7.2

--

Gain on sale of ancillary businesses

1.6

(0.3)

6.7

Net gain (loss) on securities

$(1.95)

$(340.8)

$(200.2)

--

--

--

(0.7)

$(206.4)

3Q09

$(0.90)

$(193.9)

$(164.8)

--

--

--

(3.5)

$(168.0)

4Q09

(1.1)

Loss on derivative collateral

(1.7)

Loss on early extinguishment of debt

(237.6)

Goodwill impairment

--

Impairment of long-lived assets

Non-operating noninterest expenses:

Non-operating noninterest income:

$(4.29)

$(319.4)

$(343.4)

$(94.9)

4Q08

Net loss (GAAP) available to common shareholders

Pre-tax loss (GAAP)

Pre-tax operating loss

Per diluted share

Note: Numbers may not add due to rounding.

Reconciliations of GAAP to non-GAAP measures are provided on page 15 of the Quarterly Financial Data Supplement for 4Q09 available in the Investor Relations section of TSFG’s web site, www.thesouthgroup.com.

$ in millions, except per share data

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Reconciliations of GAAP to Non-GAAP Measures

92.1

87.7

90.4

84.4

84.1

Operating noninterest expense, excluding
OREO/Mortgage LHFS losses

$89.5

--

--

--

--

--

--

0.7

88.8

4.4

--

6.8

6.2

$71.4

3Q09

$136.2

--

--

(3.0)

0.8

2.5

5.7

17.4

112.8

12.9

9.5

7.2

6.5

$76.7

2Q09

$90.2

0.7

--

(0.1)

--

--

--

--

89.6

0.1

1.8

4.9

4.7

$78.1

1Q09

$342.1

--

1.1

1.7

9.6

237.6

--

--

92.1

(0.3)

0.3

4.6

3.5

$84.1

4Q08

0.5

Loss on nonmortgage loans held for sale

6.3

Regulatory assessments

8.1

Loan collection and foreclosed asset expense

15.0

Loss (gain) on OREO

$69.7

Operating noninterest expense, excluding credit-
related costs and FDIC insurance

$103.2

--

--

--

--

--

--

3.5

99.7

4Q09

(Gain) loss on early extinguishment of debt

FDIC special assessment

Impairment of long-lived assets

Loss on derivative collateral

Employment contracts and severance

Goodwill impairment

Loss on repurchase of auction rate securities

Noninterest Expense:

      Total noninterest expense

Operating noninterest expense

$ in millions

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Credit Quality Trends - Commercial

5.00%

  $57.4

14.33%

  $148

   $1,036

3Q09

2.71%

$52.5

16.55%

$191

$1,153

2Q09

1.45%

    $9.7

9.81%

     $57

     $583

3Q09

4.68%

$14.4

6.95%

$40

$585

2Q09

1.54%

    $15.9

3.86%

    $82

   $2,123

3Q09

0.88%

$15.2

3.64%

$78

$2,135

2Q09

0.95%

    $8.0

2.76%

      $35

   $1,270

3Q09

0.91%

$1.8

1.84%

$24

$1,315

2Q09

1.23%

  $59.6

2.66%

  $60

$ 2,250

3Q09

1.37%

$17.0

3.15%

$77

$2,429

2Q09

4Q09

4Q09

4Q09

4Q09

4Q09

14.53%

10.13%

3.13%

3.44%

3.73%

NAL % of
O/S
Balance

  $48.1

    $12.0

    $23.7

    $4.6

  $34.5

QTD Net
Charge-offs

4.37%

2.69%

2.91%

0.77%

1.01%

30-Day
Past Due %

    $68

   $2,170

Completed income

     $48

     $475

Commercial development

   $856

   $1,272

$ 2,080

Outstanding
Balance

      $44

Owner-occupied CRE

  $78

C&I

  $124

Residential construction

Nonaccrual
Loans HFI

$ in millions

HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Credit Quality Trends - Consumer

1.16%

    $1.3

0.09%

     $ --

      $84

3Q09

Other2

1.35%

    $0.6

0.12%

     $ --

      $86

3Q09

3.78%

    $9.5

9.11%

    $42

      $464

3Q09

4.64%

$11.2

9.68%

$49

$505

2Q09

1.00%

    $5.4

0.75%

      $6

      $803

3Q09

2.01%

$4.5

0.61%

$5

$811

2Q09

3.76%

    $2.5

0.37%

      $1

      $259

3Q09

3.54%

$3.1

0.23%

$1

$286

2Q09

2Q09

4Q09

4Q09

4Q09

9.49%

    $10.9

7.01%

    $30

      $431

Mortgage1

3.60%

    $2.6

0.47%

      $1

      $230

Indirect–sales finance

1.07%

    $5.2

0.77%

      $6

      $788

Home equity

0.09%

NAL % of
O/S
Balance

$0.9

QTD Net
Charge-offs

1.28%

30-Day
Past Due %

$87

Outstanding
Balance

$ --

Nonaccrual
Loans HFI

$ in millions

HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans

1   Mortgage includes Consumer Lot Loans.  Other includes Direct Retail and Unsecured Lines.

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Residential Construction by Geography

2.71%

$52.5

16.55%

$191

$1,153

     6/30/09

$190.5

$62.6

$13.2

$114.7

7.1

12.0

34.9

$60.7

2009 Net
Charge-
Offs

5.00%

$57.4

14.33%

$148

$1,036

     9/30/09

4.99%

$32.6

14.65%

$181

$1,235

     3/31/09

3.26%

$19.9

13.04%

$41

36%

$311

Total SC, 12/31/09

6.61%

$29.7

11.17%

$44

39%

$397

     9/30/09

3.49%

$(1.6)

7.22%

$16

21%

$221

     9/30/09

7.24%

$23.8

16.49%

$56

40%

$343

Total FL, 12/31/09

4.27%

$29.2

21.11%

$88

40%

$418

     9/30/09

4.37%

$48.1

14.53%

$124

100%

$856

Overall Total, 12/31/09

1.24%

$4.4

13.49%

$27

24%

$202

Total NC, 12/31/09

5.15%

36.76%

15.57%

18.96%

NAL %
of  O/S
Balance

2.8

1.5

3.6

$15.9

QTD Net
Charge-
offs

0.07%

9.29%

11.42%

7.25%

30-Day

Past Due
%

17

13%

108

FL residential A&D

10

3%

28

FL residential
construction

71

$136

O/S

Balance

8%

16%

% of
Resid.
Constr.

4

FL residential condo

$25

FL undeveloped land

FL Residential Construction:

Nonaccrual
Loans HFI

As of December 31, 2009, $ in millions

30-day past due % of outstanding balance excludes nonaccrual loans; see slide 25 for detail for NC and SC

ONE
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THE SOUTH | FINANCIAL GROUP

Residential Construction by Geography

$29.7

$19.9

4.6

1.9

11.0

$ 2.4

$(1.6)

$ 4.4

--

0.3

4.0

$ 0.1

QTD Net
Charge-
offs

SC Residential Construction:

8.25%

10.5

33.11%

16

6%

49

SC residential condo

-- %

15.4

2.58%

  1

5%

46

SC residential
construction

1.16%

29.7

13.95%

17

13%

116

SC residential A&D

4.75%

$ 7.0

6.91%

$  7

12%

$100

SC undeveloped land

3.26%

$62.6

13.04%

$41

36%

$311

Total SC, 12/31/09

6.61%

11.17%

$44

39%

$397

     9/30/09

1.24%

$13.2

13.49%

$27

24%

$202

Total NC, 12/31/09

3.49%

7.22%

$16

21%

$221

     9/30/09

8.61%

16.27%

17.62%

2.81%

NAL %
of  O/S
Balance

0.1

2.6

9.5

$1.0

2009 Net
Charge-
offs

-- %

9.76%

0.82%

-- %

30-Day

Past
Due %

23

15%

129

NC residential A&D

  2

2%

15

NC residential
construction

8

$50

O/S

Balance

1%

6%

% of
Resid.
Constr.

1

NC residential condo

$  1

NC undeveloped land

NC Residential Construction:

Nonaccrual
Loans HFI

30-day past due % of outstanding balance excludes nonaccrual loans

As of December 31, 2009, $ in millions

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Commercial Nonaccruals – Net Balance

$362

  124

48

    68

      44

  $78

12/31/09
Nonaccrual
Loan
Balance

$324

  113

     43

    60

      39

  $68

Net
Balance
Less
Specific
Reserve

59%

$38

$184

$546

Total Commercial

54%

52%

64%

75%

63%

Net
Balance
as % of
Unpaid
Principal

    8

    27

95

Completed income
property

     5

     35

     83

Commercial
development

  209

      52

  $108

Unpaid
Principal1

  85

      8

  $30

Cumulative
Net
Charge-
offs2

  11

Residential
construction

      5

Owner-occupied
CRE

  $9

C&I

12/31/09
Specific
Reserve3

$ in millions

-

=

-

=

Note: Numbers may not add due to rounding.

1   Outstanding balance at default

2   Typically charge-down at nonaccrual to approximately 80% of most recent appraised value

3   Additional specific reserves are established as necessary based on estimated disposal costs, estimated holding period and current market and economic conditions; recognized as charge-offs when realized.  However, these amounts do not include the qualitative components within the overall allowance for credit losses.

61% at

9/30/09

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Indirect – Sales Finance Portfolio

As of December 31, 2009, $ in millions

In 5/08, ceased production in Florida

Effective 1/09, offered only through
relationship dealerships in NC and SC

In 6/09, sold $230 million of indirect loans
to a third party financial institution for a
small gain

Toyota

  32%

Summary Statistics

69%

71%

65%

New %

31%

29%

35%

Used %

$636

$381

$255

12/08 Balance

68%

32%

654

712

$230

Total

71%

63%

Foreign %

29%

37%

Domestic %

649

661

Current FICO

707

719

Orig FICO

$134

$96

12/09 Balance

FL

NC/SC

30-day Past Dues, By Auto Make (Top 10)

Total $230 million, or 3% of loans

By Auto Make

8.54%

7

Hyundai

4.41%

5

Scion

4.04%

$193

   Top 10

2.10%

6

Jeep

5.60%

9

Nissan

5.19%

16

Dodge

4.15%

16

Ford

4.06%

19

Kia

4.67%

19

Chevrolet

4.00%

22

Honda

3.34%

$74

Toyota

30-day %

O/S$

Honda

  10%

Ford

  7%

Other

  28%

Chevrolet

  8%

Dodge

  7%

Kia

  8%

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Home Equity Lines/Loans Portfolio

SC, $322

  41%

FL, $259

33%

NC, $126

  16%

As of December 31, 2009, $ in millions

Originated in-market by TSFG sales force;
no broker loans

Strong FICO scores

Conservative LTV position and usage
amounts

Not pushed as a growth product

Home Equity Portfolio = HE Line and HE Loan portfolios

Geography based on customer address

Other, $81

  10%

Summary Statistics

  NA

  NA

71%

WAvg Util %1

69%

56%

44%

721

729

$788

Total

66%

70%

Orig WAvg LTV %

16%

65%

2ndLien %

84%

35%

1stLien %

707

725

Current FICO

709

733

Orig FICO

$149

$639

Balance $

Loans

Lines

2008, $110

  14%

2007, $147

  19%

2006, $119

  15%

2004 or before

$256, 33%

2005, $113

14%

By Vintage

Total $788 million, or 9% of loans

By Geography

2009, $43

  5%

1   Includes HE lines with balances greater than zero

For more information:

INVESTOR RELATIONS
investor@thesouthgroup.com
www.thesouthgroup.com

Current as of 1/26/10